UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2005


                                 The Knot, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-28271              13-3895178
(State or other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                   Identification No.)

   462 Broadway, 6th Floor, New York, New York                  10013
    (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 219-8555

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.        Results of Operations and Financial Condition

         On August 11, 2005, The Knot, Inc. ("The Knot") issued a press release announcing its financial results as of and for the quarter ended June 30, 2005. A copy of The Knot's press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report. The information included in this Current Report on Form 8-K (including
Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of The Knot, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits

                  99.1 Press Release dated August 11, 2005 regarding The Knot's announcement of its financial results as of and for the quarter ended June 30, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE KNOT, INC.
                                   (Registrant)

 Date: August 11, 2005             By:   /s/ RICHARD E. SZEFC
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                                        Richard E. Szefc
                                        Chief Financial Officer, Treasurer and
                                        Secretary



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                                  EXHIBIT INDEX

      99.1 Press Release dated August 11, 2005 regarding The Knot's announcement of its financial results as of and for the quarter ended June 30, 2005.